UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIOT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 30, 2026, Powerfleet, Inc. (the “Company”) issued a press release announcing that the Company’s board of directors has authorized a stock repurchase program, pursuant to which the Company may repurchase, from time to time, up to an aggregate of $30 million of the Company’s outstanding shares of common stock over the next 24 months. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The stock repurchase program provides the Company with flexibility to repurchase shares opportunistically as part of its broader capital allocation strategy. Repurchases under the stock repurchase program may be made at any time or from time to time through open market purchases, privately negotiated transactions or other legally permissible means, in each case in accordance with all applicable laws and regulations in effect from time to time, including, without limitation, Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any repurchases will depend on a variety of factors, including market conditions, applicable legal requirements, and the Company’s financial condition and capital allocation priorities, and will be subject to obtaining any required lender consent under the Company’s credit facilities. The stock repurchase program does not obligate the Company to repurchase any specific number of shares or any shares at all and may be modified, suspended or discontinued at any time.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1, contains forward-looking statements within the meaning of federal securities laws. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, the Company’s expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as the Company’s expectations regarding the implementation, timing, amount and potential benefits of its stock repurchase program, including the timing, manner, price and amount of any repurchases, and its capital allocation strategy. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) the possibility that the Company may not fully realize the anticipated benefits of its acquisitions and ongoing business transformation initiatives; (ii) significant losses, accumulated deficits and an inability to achieve or sustain profitability; (iii) future global economic, political and business conditions, including inflation, interest rate increases, foreign exchange instability, geopolitical conflicts, sanctions, export controls and the potential imposition of tariffs; (iv) the commercial, financial, reputational and regulatory risks to the Company’s business associated with operating across multiple geographies, including exposure to foreign exchange fluctuations and economic instability in certain emerging markets; (v) disruptions in the Company’s global supply chain, performance issues or failures by subcontractors, and reliance on a limited number of suppliers for critical components and services; (vi) the loss of any of the Company’s key customers, reductions in customer demand or purchasing levels, and reliance on third-party channel partner relationships, including telecommunication companies and regional distributors; (vii) changes in technology, products and customer expectations, which may be more rapid, costly or difficult to address, or less effective, than anticipated; (viii) risks associated with the deployment and use of artificial intelligence and machine learning technologies, including operational, legal, regulatory and reputational risks arising from their development, use or outputs; (ix) potential breaches, disruptions or failures of the Company’s information technology systems, including risks that could impair operations, customer access to services, or vendor and customer relationships; (x) our inability to adequately protect the Company’s intellectual property rights or defend against third-party intellectual property claims; (xi) the Company’s ability to obtain additional capital to fund its operations; and (xii) such other factors as are set forth in the periodic reports filed by the Company with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this report are made only as of the date of this report, and except as otherwise required by applicable securities law, the Company assumes no obligation, nor does the Company intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ David Wilson
Name:	David Wilson
Title:	Chief Financial Officer

Date: June 30, 2026